UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2008
Dura Automotive Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21139	26-2773380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2791 Research Drive, Rochester Hills, Michigan 48309

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 299-7500
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note
     On June 27, 2008 (the “Effective Date”), Dura Automotive Systems, Inc. (“DASI”), its wholly-owned subsidiary, Dura Operating Corp. (“DOC”), and certain of their affiliates organized in the United States (collectively, the “Debtors”) satisfied, or otherwise obtained a waiver of, each of the conditions precedent to the effective date specified in Article VIII of the Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (With Further Technical Amendments) (the “Plan”), dated May 12, 2008, as confirmed by an order (the “Confirmation Order”) of the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered on May 13, 2008.
     The description of the Plan in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by DASI on May 19, 2008 and is incorporated by reference herein. Capitalized terms used but not defined herein shall have the meaning given to them in the Plan.
     As contemplated by the Plan, prior to and on the Effective Date, DASI and DOC took part in a corporate reorganization. In early June 2008, nominees for the creditors formed three new Delaware corporations: New Dura, Inc. (“Newco”), along with its wholly-owned direct subsidiary, New Dura Holdco, Inc. (“New Dura Holdco”), and its wholly-owned indirect subsidiary, New Dura Opco, Inc. (“New Dura Opco”). On the day before the Effective Date, DASI amended its certificate of incorporation to change its name to “Old Dura, Inc.” (“Old Dura”) and immediately thereafter Newco amended its certificate of incorporation to change its name to “Dura Automotive Systems, Inc.” (“New Dura”). Then, through a series of transactions consummated on the Effective Date:
•	Old Dura (formerly known as DASI) sold (a) its holdings of Atwood Automotive, Inc. to New Dura Holdco and (b) substantially all of its other assets (including the stock of DOC) to New Dura Opco. In exchange therefor, Old Dura received (y) 8,400,000 shares of common stock, par value $0.01 per share, of New Dura (the “New Common Stock”) and (z) 2,281,000 shares of Series A Redeemable Voting Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “New Series A Preferred Stock”);

•	New Dura issued 83,750 shares of New Series A Preferred Stock to the lenders under its new Senior Secured Second Lien Credit Facility as consideration for providing the facility;

•	Except to the extent otherwise provided in the Plan, Old Dura’s notes, stock, instruments, certificates, and other documents evidencing the Senior Notes Claims, Subordinated Notes Claims, Convertible Subordinated Debentures Claims, Convertible Trust Guarantees and Equity Interests (including the 18,904,222 shares of Old Dura’s Class A Common Stock, par value $0.01 per share, which were outstanding as of June 1, 2007) existing immediately prior to the Effective Date were cancelled; and

•	Old Dura distributed the New Common Stock to holders of Allowed General Unsecured Claims, including holders of Old Dura’s Senior Notes, other than Canadian General Unsecured Claims (as defined in the Plan) and the New

Series A Preferred Stock to the holders of Allowed Second Lien Facility Claims (as defined in the Plan).
     New Dura is the successor registrant to Old Dura pursuant to Rule 12g-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).
Item 2.02 Results of Operations and Financial Condition.
     In connection with its emergence from bankruptcy, New Dura has set forth below certain financial information relating to its results of operations for the first quarter of 2008. In light of the demands of implementing the Plan and the need to address a number of material weaknesses in Old Dura’s internal controls over financial reporting, New Dura (as successor in interest to Old Dura) has not completed its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Reports on Form 10-Q for each quarterly period of 2007 and the first quarter of 2008. New Dura is working diligently to finalize the financial statements necessary to complete these reports.
     Old Dura’s consolidated revenue, consolidated Adjusted EBITDA (as defined below) and consolidated net loss for the first quarter of 2008 was $502.6 million, $26.8 million and $22.3 million, respectively. Old Dura’s revenue excludes Atwood Mobile Products revenues as this business was sold effective August 2007. These operating results were slightly better than Old Dura’s internal forecasts prepared during the latter part of 2007. Capital expenditures for the first quarter of 2008 were in accordance with Old Dura’s capital expenditures plan. The foregoing financial information is preliminary, unaudited, subject to changes, and these changes could be material. The reported financial information is not necessarily indicative of results which may be expected from any other period or for the full year.
     Going forward, New Dura believes that its results of operations for calendar year 2008 will be influenced by the following factors. As of May 2008, J. D. Power and Associates forecasted 2008 light duty vehicle production volumes for North America and Europe to be 14 million and 22.7 million units, respectively, with North America volumes for the second half of 2008 lower than the first half of 2008. New Dura expects that its results of operations for the remainder of the year will continue to benefit from the strength of the Euro as compared to the US Dollar and negatively impacted by recent increases in the cost of raw steel, steel components and other commodities, which comprise a significant portion of New Dura’s cost of sales.

     Set forth below is a reconciliation of consolidated net loss to consolidated Adjusted EBITDA for the first quarter ended March 30, 2008:

First Quarter Ended
March 30, 2008
(unaudited)
($ in millions)
Consolidated net loss	$(22.3)
Provision for income taxes	3.8
Interest expense and financing fees, net	14.0
Depreciation and amortization	20.2

Consolidated EBITDA	15.7
Reorganization items(i)	17.9
Facility consolidation expenses(ii)	3.7
Non-cash reversal of lease commitment reserve	(12.1)
Other	(2.6)
Non-recurring adjustments, net(iii)	4.2

Consolidated Adjusted EBITDA	$26.8

(i)	Reorganization items represent professional fees expenses directly related to the process of reorganizing the company under chapter 11.

(ii)	Facility consolidation expense represents adjustments for employee severance, fixed asset impairment charges and other costs associated with closure and sale of facilities.

(iii)	Non-recurring adjustments represents key management incentive bonus plan, and non-recurring operating expenses incurred in connection with the company’s plant rationalization strategy.
     The preceding table includes Old Dura’s EBITDA (which is defined as income before interest expense, income taxes, depreciation and amortization), and Adjusted EBITDA (EBITDA adjusted to exclude restructuring, and chapter 11 and reorganization expenses and certain non-recurring operating expenses incurred in connection with the company’s plant rationalization strategy), which are considered non-GAAP financial measures under certain rules adopted by the Securities and Exchange Commission (the “SEC”). Adjusted EBITDA is a basis upon which New Dura’s management assesses its operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP and should not be considered as an alternative to net income, income (loss) from operations or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities. The use of Adjusted EBITDA instead of income (loss) from operations has limitations as an analytical tool, including the inability to determine profitability, the exclusion of interest expense and associated significant cash requirements, which represent significant and unavoidable operating costs given the level of our indebtedness. Management compensates for these limitations by relying primarily on our GAAP results and by using Adjusted EBITDA only supplementally. Our management believes Adjusted EBITDA is useful to investors because it enables investors to evaluate how management views our businesses and because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with substantial financial leverage. Our measure of Adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. Some adjustments to Adjusted EBITDA are not in accordance with current SEC practice or with regulations adopted by the SEC that apply to registration statements filed under the Securities Act and periodic reports filed under the Exchange Act.
ITEM 7.01 Regulation FD Disclosure.
     In connection with implementing the Plan, New Dura provided certain forward-looking information to lenders under its financing facilities on a confidential basis relating to its projected results of operations for the year ending December 31, 2008. New Dura has set forth a summary of this forward-looking information below so that this information will be disclosed pursuant to Regulation FD.
     The information in this Item 7.01, including that incorporated herein by reference, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     New Dura is providing guidance that it will generate consolidated revenue of $1.70 billion to $1.85 billion and consolidated Adjusted EBITDA (as defined in Item 2.02 above) of $102 million to $116 million and consolidated operating income (loss) of $(5.0) million to $9.0 million for the year ending December 31, 2008. Estimates of financial results are inherently uncertain and subject to change, and New Dura undertakes no obligation to update this information. Actual results may differ due to any number of factors, including those listed above in Item 2.02 and below under “Forward-Looking Statements.” These estimates were prepared by New Dura’s management and are based upon a number of assumptions.
     Set forth below is a reconciliation of estimated consolidated operating income / loss to estimated consolidated Adjusted EBITDA for the year ended December 31, 2008:

	Year ended
	December 31, 2008 (i)
	(Unaudited) ($ in millions)
	Range
	Low	High
Consolidated operating income (loss)	$(5.0)	$9.0
Depreciation and amortization	85.7	85.7

Consolidated EBITDA	80.7	94.7
Facility consolidation expenses(ii)	2.8	2.8
Non-recurring adjustments, net(iii)	18.5	18.5

Consolidated Adjusted EBITDA	$102.0	$116.0

(i)	Financial data represents actual results through May 25, 2008, plus estimates through December 31, 2008. This information does not include any fresh start accounting adjustments and reporting as required by SOP 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code”.

(ii)	Facility consolidation expense represents adjustments for employee severance, fixed asset impairment charges and other costs associated with closure and sale of facilities.

(iii)	Non-recurring adjustments represents key management incentive bonus plan, and non-recurring operating expenses incurred in connection with the company’s plant rationalization strategy.

Forward-Looking Statements
     This Current Report on Form 8-K of New Dura and the documents incorporated by reference into this Current Report from the filings of its predecessor, Old Dura (formerly known as DASI), as well as other statements made by Old Dura or New Dura, may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, Old Dura or New Dura’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to New Dura’s operations and business environment, which may cause the actual results of New Dura to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of New Dura to successfully implement all post-emergence aspects of the Plan as confirmed; (ii) the ability of New Dura to manage liquidity needs and operate subject to the terms of its financing facilities; (iii) the potential adverse impact of the Chapter 11 cases on New Dura’s liquidity or results of operations; (iv) the ability of New Dura to maintain contracts that are critical to its operations; (v) the ability of New Dura to execute its business plans and strategy, and to do so in a timely fashion; (vi) financial results that may be volatile and may not reflect historical trends; (vii) the ability of New Dura to attract, motivate and/or retain key executives and associates; (viii) New Dura’s ability to obtain and maintain normal terms with vendors and service providers; (ix) New Dura’s ability to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or unionized employees of any of its significant customers; (x) general economic or business conditions affecting the automotive industry either nationally or regionally, being less favorable than expected; and (xi) increased competition in the automotive components supply market. Other risk factors have been listed from time to time in Old Dura’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2006, and will be listed from time to time New Dura’s Securities and Exchange Commission reports. Ultimately, results may differ materially from those in forward-looking statements as a result of various factors including, but not limited to those items listed under Part I. Item 1A. Risks Factors of the Annual Report on Form 10-K for the year ended December 31, 2006. Old Dura and New Dura disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	The Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (With Further Technical Amendments), as amended, modified and supplemented (incorporated by reference to Exhibit 2.1 attached to the Current Report on Form 8-K filed by Old Dura on May 19, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURA AUTOMOTIVE SYSTEMS, INC.
Date: June 27, 2008	BY:	/s/Theresa L. Skotak
Theresa L. Skotak
Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	The Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (With Further Technical Amendments), as amended, modified and supplemented (incorporated by reference to Exhibit 2.1 attached to the Current Report on Form 8-K filed by Old Dura on May 19, 2008).